SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                February 27, 2001

                                  U.S. BANCORP
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

         DELAWARE                    1-6880                   41-0255900

      (STATE OR OTHER       (COMMISSION FILE NUMBER)        (IRS EMPLOYER
       JURISDICTION                                     IDENTIFICATION NUMBER)
     OF INCORPORATION)

                  U.S. BANK PLACE,
              601 SECOND AVENUE SOUTH,
               MINNEAPOLIS, MINNESOTA                         55402-4302
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (612) 973-1111

                                       N/A
                         (FORMER NAME OR FORMER ADDRESS,
                          IF CHANGED SINCE LAST REPORT)



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ITEM 5.     OTHER EVENTS.

            On February 27, 2001, the Board of Directors of U.S. Bancorp, a Delaware corporation, declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share. The dividend is payable on March 9, 2001 to the stockholders of record on that date.

            For those interested in the specific terms of the Rights Agreement as made between our Company and Firstar Bank, N.A., as the Rights Agent, dated as of February 27, 2001, we provide the following summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed as an exhibit to this Form 8-K. A copy of the agreement is available free of charge from our Company.

THE RIGHTS. Our Board authorized the issuance of a Right with respect to each issued and outstanding share of common stock on March 9, 2001. The Rights will initially trade with, and will be inseparable from, the common stock. The Rights are evidenced only by certificates that represent shares of common stock. New Rights will accompany any new shares of common stock we issue after March 9, 2001 until the Distribution Date described below.

EXERCISE PRICE. Each Right will allow its holder to purchase from our Company one one-thousandth of a share of Series A Junior Participating Preferred Stock (a "Preferred Share") for $100, once the Rights become exercisable. This portion of a Preferred Share will give the stockholder approximately the same dividend and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

EXERCISABILITY.  The Rights will not be exercisable until

- 10 days after the public announcement that a person or group has become an "Acquiring Person" by obtaining beneficial ownership of 10% or more of our outstanding common stock, or, if earlier,

- 10 business days (or a later date determined by our Board before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if consummated, would result in that person or group becoming an Acquiring Person.

            We refer to the date when the Rights become exercisable as the "Distribution Date." Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of common stock. Any Rights held by an Acquiring Person are void and may not be exercised.


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Consequences of a Person or Group Becoming an Acquiring Person.
--------------------------------------------------------------

- FLIP IN. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, for $100, purchase shares of our common stock with a market value of $200, based on the market price of the common stock prior to such acquisition.

- FLIP OVER. If our Company is later acquired in a merger or similar transaction after the Rights Distribution Date, all holders of Rights except the Acquiring Person may, for $100, purchase shares of the acquiring corporation with a market value of $200, based on the market price of the acquiring corporation's stock prior to such merger.

Preferred Share Provisions.
--------------------------

Each one one-thousandth of a Preferred Share, if issued:

-  will not be redeemable.

- will entitle holders to quarterly dividend payments of $.001 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater.

- will entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of common stock, whichever is greater.

-  will have the same voting power as one share of common stock.

- if shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of one one-thousandth interest in a Preferred Share should approximate the value of one share of common stock.

EXPIRATION. The Rights will expire on February 27, 2011.

REDEMPTION. Our Board may redeem the Rights for $.01 per Right at any time before any person or group becomes an Acquiring Person. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $.01 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

EXCHANGE. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of our outstanding common stock, our Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

ANTI-DILUTION PROVISIONS. Our Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution


                                      -3-

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that may occur from a stock dividend, a stock split, a reclassification of the
Preferred Shares or common stock. No adjustments to the Exercise Price of less than 1% will be made.

AMENDMENTS. The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, our Board may not amend the agreement in a way that adversely affects holders of the Rights.

            The Rights Agreement, dated as of February 27, 2001, between the Company and Firstar Bank, N.A., as Rights Agent, specifying the terms of the Rights is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to such exhibit.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial statements of businesses acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.   The following exhibits are filed as part of this report:
            --------


                4.1 Rights Agreement, dated as of February 27, 2001, between U.S. Bancorp and Firstar Bank, N.A., which includes the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C. (Incorporated by reference to Exhibit 4.1 to U.S. Bancorp's Form 8-A filed on February 28, 2001)



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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 28, 2001

                                       U.S. BANCORP


                                       By: /s/ Jennie Carlson
                                            ------------------------------------
                                             Name:  Jennie Carlson
                                             Title: Executive Vice President,
                                                    Deputy General Counsel and
                                                    Secretary




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                                  EXHIBIT INDEX

Exhibit
Number                        Description
--------                      -----------

4.1            Rights Agreement, dated as of February 27, 2001, between U.S.
               Bancorp and Firstar Bank, N.A., which includes the form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C. (Incorporated by reference to
               Exhibit 4.1 to U.S. Bancorp's Form 8-A filed on February 28,
               2001)